UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number     811-8253

The Boyar Value Fund, Inc.

(Exact name of registrant as specified in charter)

35 East 21st Street, New York, NY 10010

(Address of principal executive offices)               (Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:         212-995-8300

Date of fiscal year end:  12/31

Date of reporting period: 12/31/05

Item 1.  Reports to Stockholders.

Annual Report
December 31, 2005

Boyar Value Fund

Mutual Funds: • are not FDIC insured • have no bank guarantee • may lose value

Dear Boyar Value Fund Shareholder:

Performance Results

Almost every stock market throughout the world enjoyed an exceptional 2005. Russia advanced by 100%, Japan was up by more than 40% and even the laggards England and Portugal had mid-teen runs.

On the other hand, the stock market advance in the United States was quite subdued with all the leading averages posting low single digit returns. The best performing index was the S&P 500, which returned approximately 5.0%. The worst performer was the NASDAQ composite, which advanced by 1.4%

Naturally, we are quite disappointed with the performance results attained in 2005. Our poor relative performance can be attributed to an number of factors: 1) A significant portion of the S&P 500’s gain emanated from two sectors, energy and basic materials. In fact if you eliminated the contribution derived from those sectors the index would have been barely in the black. We had zero exposure to those areas. 2) Two of the companies in the portfolio were the subjects of takeover attempts this past summer, which did come to fruition, causing the shares to plummet in value. 3) Two sectors in which we had a sizeable weighting, media and pharmaceuticals performed abysmally in 2005. 4) The worst performer in the portfolio was Diebold, the producer of automatic teller and voting machines whose profit failed to meet analyst’s expectations, causing its shape price to decline 31.5%

The last time we felt so disconnected with the stock market was in the latter part of the last decade when technology stocks, particularly internet stocks were the rage and if you were not invested in that sector you significantly under performed the stock market. Currently energy and other commodity type stocks as well as new media businesses have caught the attention of investors. In our opinion, there is no fundamental reason that petroleum should be selling for $60 a barrel. A growing number of professionals maintain “it’s different this time,” and the price of energy will remain stubbornly high indefinitely. Four of the most dangerous words in the English language are “it’s different this time.” The technology crowd evoked the same cry in 1999 and we all know what subsequently happened. Incidentally, Google has a market capitalization of roughly $105 billion and sells at 17x revenue. For the same price you can purchase The Tribune Company, The Washington Post, Dow Jones & Company, Inc. and Time Warner, which on average sell at 2x revenue. Google is clearly a great company, but is it a great stock at these levels?

Remember, short-term performance can be deceiving. Legendary investor John Templeton under performed the S&P 500 40% of the time during his career, which spanned multiple decades. However, over that time frame he handily bested that index. … We will continue to invest for the long term, ignoring short term fads or gimmicks, striving to capture above average absolute returns.

Results for the Year Ended December 31, 2005

*Calculated without the maximum sales charge of 5.00%.

Competitive Returns

Average Annual Returns

(As of 12/31/05)	1 Year	3 Year	5 Year	5/5/98* to 12/31/05	Cumulative Returns Since Inception At NAV (5/5/98 through 12/31/05)
Boyar Value Fund
At NAV	0.11%	10.10%	6.62%	6.71%
Inclusive of sales charges**	-4.87%	8.23%	5.53%	6.00%
After taxes on
distribution**	-5.32%	7.73%	5.11%	5.55%
After taxes on distribution and the
sale of shares**	-2.69%	6.86%	4.56%	4.97%
S&P 500 Index	4.91%	14.39%	0.54%	3.05%
Russell 2000 Index	4.55%	22.13%	8.22%	5.80%	**Calculated without sales charges.

*Inception.

**Calculated using maximum sales charges of 5.00%.

The performance data quoted represent past performance. Past performance does not guarantee future results, and except where noted as after taxes, does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-266-5566.

The Boyar Value Fund has a maximum sales charge of 5.00%. After-tax returns are calculated using the highest historical individual Federal income tax rate and do not reflect the additional impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. It is important to note that the Fund is currently waiving a portion of fees and at such time, if any, as the fee waiver is no longer in place, future returns may be lower than past returns. The Fund may invest in stocks of several different capitalization levels and it is important to note that historically, small- and mid-cap stocks have experienced greater volatility than stocks of larger, more established companies. Additionally, value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

The S&P 500 Index (“S&P 500”) is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries.

The Russell 2000 Index (“Russell 2000”) measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

The Dow Jones Industrial Average (“Dow Jones”) is a price-weighted average based on the price-only performance of 30 blue chip stocks (the average is computed by adding the prices of the 30 stocks and dividing by a denominator, which has been adjusted over the years for stock splits, stock dividends and substitutions of stocks).

The NASDAQ Composite Index (“NASDAQ”) is a market price only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as National Markets System traded foreign common stocks and American Depositary Receipts.

The performance of the indices includes reinvestment of dividends and capital gains, however, it does not include any expenses or a deduction for Federal income taxes. A shareholder cannot invest in an index.

Comparison of the Change in Value of a  $10,000 Investment

The Chart above represents historical performance of a hypothetical investment of $10,000 in the Boyar Value Fund from inception.   The performance of the Fund includes the reinvestment of all dividends and capital gains and has been adjusted for the maximum applicable sales charge of 5.00%.   The performance of the chart does not reflect the deduction of taxes.

Portfolio Diversification By Sector (as of December 31, 2005)

(as a percentage of total net assets)

The  composition of the Fund’s portfolio is subject to change.

Its not what you make; it’s what you keep – Taxes are potentially the biggest expense an individual mutual fund investor will experience.

▪     By holding stocks for long periods of time, you postpone paying taxes, which positively impacts long-term returns.

▪     Buying and holding stocks for long periods may sound stodgy, but it postpones the payment of capital gains taxes with the added positive effects on the compounding rate. Since profit taking involves transactions, it obliges you to take the IRS in as a partner. With profits not taken, there is a future tax liability, but all the money is still working for its owner. No transactions, no tax.

▪     The Boyar Value Fund believes that holding stocks for long periods of time is the best way for an individual investor to create wealth.

As you can see from the chart below, our buy and hold philosophy has enabled the fund to produce after tax returns that pretty much mirror our pre-tax returns. The returns used in the illustration exclude loads, but are inclusive of all fees, and assumes the highest rates when calculating after tax returns.

Period Ending December 31, 2005
	1 Year	3 Year	5 Year	5/5/98* to 12/31/05
No load pre-tax returns	0.11%	10.10%	6.62%	6.71%
No load after-tax returns	-0.37%	9.60%	6.20%	6.27%

The performance data quoted represent past performance. Past performance does not guarantee future results, and except where noted as after-tax, does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-266-5566.

Boyar Value Fund Philosophy Goals

▪     The Boyar Value Fund tends to buy the common shares of publicly traded businesses that are selling in the market place at significant discounts to our estimate of their intrinsic or private market value. We will not, and never have, invested in fads or gimmicks such as the Internet.

▪     Furthermore, quite a few of the businesses that we invest in are either not widely followed by the majority of Wall Street brokerage houses or may have plummeted in value because they failed to meet analysts’ earnings expectations.

▪     Purchasing out of favor companies may inhibit short-term performance, since it may take some time for these companies to right themselves. On the other hand, we believe that it does create a “margin of safety,” since most of these businesses have plunged in value by such a margin that most of the downside risk has been significantly reduced.

▪     Over an investment time horizon of three to five years, it is our hope that these undervalued corporations will be re-evaluated upward by the stock market or the assets of the businesses may be acquired by a third party.

▪     A long-term orientation may sound stodgy, but it is as important to investment success as picking the right stocks and buying them at the right price and at the right time. Holding the equity of good companies purchased at bargain prices allows compounding to work its magic without the return-eroding effects of commissions and capital gains taxes.

▪     The competition to capture mutual fund assets is quite fierce. Most of all the large mutual fund families have considerable sales forces and extensive marketing budgets. The Boyar Value Fund currently employs no sales people and has no marketing budget and relies on good performance and referrals to grow. We would appreciate you telling your friends and business associates about the Fund.

If you have any questions please do not hesitate to call (212) 995-8300.

                                                                                                                      Very truly yours,

                                                                                                                      Mark A. Boyar

                                                                                                                      Chief Investment Officer

The Fund is distributed by Ladenburg Thalmann & Co., Inc

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS
December 31, 2005
	Shares		Value
		COMMON STOCKS - 71.2%
		CONSUMER DISCRETIONARY - 37.7%
	4,400	A.T. Cross Co., Class A *	$ 17,820
	9,500	Arbitron, Inc.	360,810
	29,864	Cablevision Systems-NY Grp., Class A *	700,908
	14,000	Carnival Corp.	748,580
	12,000	CBS Corp., Class B	306,000
	19,500	Comcast Corp., Special Class A *	500,955
	14,000	Dow Jones & Co., Inc.	496,860
	6,000	Ethan Allen Interiors, Inc.	219,180
	5,630	Hanover Direct, Inc. *	8,445
	30,100	Hilton Hotels Corp.	725,711
	10,900	IHOP Corp.	511,319
	25,000	Limited Brands, Inc.	558,750
	15,600	McDonald's Corp.	526,032
	5,000	Meredith Corp.	261,700
	13,000	MGM Mirage *	476,710
	22,600	Midas, Inc. *	414,936
	18,100	Orient Express Hotels Ltd., Class A	570,512
	44,100	Playboy Enterprises, Inc., Class B *	612,549
	32,500	Saks, Inc. *	547,950
	12,500	Scholastic Corp. *	356,375
	32,500	The Walt Disney Co.	779,025
	58,000	Time Warner, Inc.	1,011,520
	15,153	Viacom Inc., Class B	493,988
			11,206,635

		CONSUMER STAPLES - 4.8%
	12,000	CVS Corp.	317,040
	14,000	H.J. Heinz Co.	472,080
	26,900	PepsiAmericas, Inc.	625,694
			1,414,814

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS
December 31, 2005 (Continued)
	Shares		Value
		FINANCIAL SERVICES - 18.9%
	12,000	Ameriprise Financial, Inc.	$ 492,000
	8,000	Automatic Data Processing, Inc.	367,120
	18,000	Bank Of New York Co., Inc.	573,300
	16,300	Citigroup, Inc.	791,039
	29,250	J.P. Morgan Chase & Co.	1,160,933
	2,200	Lehman Brothers Holdings, Inc.	281,974
	14,000	Merrill Lynch & Co., Inc.	948,220
	22,886	St Paul Travelers Cos., Inc. (The)	1,022,317
			5,636,903

		HEALTHCARE - 0.8%
	10,000	Pfizer, Inc.	233,200

		INDUSTRIAL - 4.7%
	14,700	Aviall, Inc. *	423,360
	24,000	Cendant Corp.	414,000
	16,000	General Electric Co.	560,800
			1,398,160

		INFORMATION TECHNOLOGY - 1.7%
	2,666	Ceva, Inc. *	16,689
	8,000	Diebold, Inc.	304,000
	8,000	DSP Group, Inc. *	200,480
			521,169

		See accompanying notes to financial statements.

	BOYAR VALUE FUND, INC.
	PORTFOLIO OF INVESTMENTS
	December 31, 2005 (Continued)
	Shares		Value
		TELECOMMUNICATIONS SERVICES - 2.1%
	10,000	ALLTEL Corp.	$ 631,000

		TRANSPORTATION SERVICES - 0.5%
	12,000	Sea Containers Ltd., Class A	150,480

		TOTAL COMMON STOCKS (Cost $16,501,736)	21,192,361

		INVESTMENT COMPANY - 3.0%
	886,631	BNY Hamilton Fund, 3.68%** (Cost $886,631)	886,631

	Principal
	Amount
		U.S. GOVERNMENT & AGENCY OBLIGATION - 26.9%
	$ 8,000,000	Federal Home Loan Bank, Discount Notes, 4.07%, 1/12/06 (Cost $7,989,136)	7,989,136

		TOTAL INVESTMENTS - 101.1% (Cost $25,377,503) (a)	$ 30,068,128

		OTHER ASSETS & LIABILITIES - (1.1%)	(320,302)
		NET ASSETS - 100.0%	$ 29,747,826

(a)	Aggregate cost for federal income tax purposes is $25,390,323 and differs from market value by net unrealized appreciation (depreciation) of
	securities as follows:
	Unrealized appreciation $ 4,993,881
	Unrealized depreciation (316,076)
	Net unrealized appreciation $ 4,677,805

*	Non-Income producing security.
**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2005.

		See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS
Investment securities:
At cost	$ 25,377,503
At value	$ 30,068,128
Receivable for Fund shares sold	8,742
Dividends and interest receivable	28,771
Prepaid expenses	23,392
TOTAL ASSETS	30,129,033

LIABILITIES
Payable for investments purchased	303,982
Distribution fees payable	13,355
Investment advisory fees payable	5,697
Management fees payable	5,697
Fund shares repurchased	741
Dividends payable	416
Accrued expenses and other liabilities	51,319
TOTAL LIABILITIES	381,207
NET ASSETS	$ 29,747,826

Net Assets Consist Of:
Paid in capital	$ 25,283,137
Accumulated net realized loss from security transactions	(225,936)
Net unrealized appreciation of investments	4,690,625
NET ASSETS	$ 29,747,826

Shares of capital stock outstanding
(1,000,000,000 shares authorized, $0.001 par value)	2,000,882
Net asset value and redemption price per share (a)	$ 14.87

Maximum offering price per share (maximum sales charge of 5.00%) (b)	$ 15.65

(a)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. Redemptions made within 60 days of purchase maybe be assessed a redemption fee of 2.00%.
(b) On investments of $50,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2005

INVESTMENT INCOME
Dividends	$ 349,976
Interest	280,067
TOTAL INVESTMENT INCOME	630,043

EXPENSES
Investment advisory fees	158,115
Management fees	158,115
Distribution fees	79,058
Professional fees	77,963
Transfer agent fees	54,089
Administrative services fees	49,209
Accounting services fees	35,926
Printing and postage expenses	30,291
Registration fees	22,250
Directors' fees and expenses	19,901
Insurance expense	18,415
Custodian fees	9,264
Other expenses	29,006
TOTAL EXPENSES	741,602

Fees waived by the Adviser	(94,141)
Fees waived by the Manager	(94,141)
NET EXPENSES	553,320
NET INVESTMENT INCOME	76,723

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from security transactions	855,097
Net change in unrealized appreciation (depreciation) of investments	(909,423)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(54,326)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 22,397

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	December 31,	December 31,
	2005	2004
FROM OPERATIONS
Net investment income (loss)	$ 76,723	$ (36,912)
Net realized gain (loss) from security transactions	855,097	(55,958)
Net change in unrealized appreciation (depreciation) on investments	(909,423)	1,914,187
Net increase in net assets resulting from operations	22,397	1,821,317

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	(749,748)	(18,012)
From net investment income	(82,764)	-
From distributions to shareholders	(832,512)	(18,012)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,198,551	10,119,543
Net asset value of shares issued in
reinvestment of distributions to shareholders	789,036	16,876
Payments for shares redeemed	(5,915,016)	(5,103,956)
Net increase (decrease) in net assets from capital share transactions	(2,927,429)	5,032,463

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,737,544)	6,835,768

NET ASSETS
Beginning of Year	33,485,370	26,649,602
End of Year	$ 29,747,826	$ 33,485,370
Accumulated net investment income (loss)	$ -	$ -

CAPITAL SHARE ACTIVITY
Shares Sold	142,895	695,512
Shares Reinvested	52,991	1,114
Shares Redeemed	(386,738)	(350,171)
Net increase (decrease) in shares outstanding	(190,852)	346,455

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Capital Stock Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2003	2002	2001
Net asset value,
beginning of year	$ 15.28	$ 14.44	$ 11.76	$ 13.35	$ 11.58

Activity from investment operations:
Net investment income (loss)	0.04	(0.02)	(0.04)	(0.05)	(0.01)
Net realized and unrealized
gain (loss) on investments (4)	(0.02)	0.87	3.09	(1.34)	1.78
Total from investment operations	0.02	0.85	3.05	(1.39)	1.77

Less distributions from:
Net investment income	(0.04)	-	-	-	(0.00)	(1)
Net realized gains	(0.39)	(0.01)	(0.37)	(0.20)	(0.00)	(1)
Total distributions	(0.43)	(0.01)	(0.37)	(0.20)	(0.00)

Net Asset Value, end of year	$ 14.87	$ 15.28	$ 14.44	$ 11.76	$ 13.35

Total return (2)	0.11%	5.87%	25.90%	(10.45)%	15.31%

Net assets at end of year	$29,747,826	$33,485,370	$26,649,602	$14,388,293	$12,455,031

Ratio of gross expenses to average
net assets (3)	2.35%	2.51%	2.69%	2.64%	2.85%
Ratio of net expenses to average
net assets	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income (loss)
to average net assets	0.24%	(0.12)%	(0.38)%	(0.45)%	(0.12)%

Portfolio Turnover Rate	9%	7%	19%	19%	17%

(1) Amount rounds to less than $0.01
(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser, Manager and Distributor.
(4)	Effect of redemption fees which became effective May 1, 2004 are included in net realized and unrealized gain (loss) on investments. However, separately these amounts were less than $0.01 per share.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

1.   ORGANIZATION

Boyar Value Fund, Inc. (the “Fund”) was incorporated on February 28, 1997 under the laws of the State of Maryland and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company.   The Fund seeks long-term capital appreciation, which it pursues by investing primarily in equity securities of companies that are believed by the Fund’s investment adviser to be intrinsically undervalued.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day as of which such value is being determined and securities listed on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  If there has been no sale on such day, the security is valued at the mean of the last quoted bid and asked prices.  If no bid or asked prices are quoted, then the security is valued at a fair value determined in accordance with the Pricing and Valuation Guidelines approved by the Board of Directors (the “Board”). Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal income tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The tax character of distributions for the following periods were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2005	December 31, 2005
Ordinary Income	$ 82,764	$ -
Net Long-Term Capital Gains	749,748	18,012

As of December 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Ordinary	Long-Term	Accumulated	Capital &	Accumulated
Income	Gains	Earnings	Other (Losses)	Earings/(Deficits)
$ -	$ -	$ (213,116)	$ 4,677,805	$ 4,464,689

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences resulted in reclassification for the year ended December 31, 2005 as follows: a decrease in paid-in capital of $30,161, a decrease in undistributed net investment loss of $6,041 and a decrease in accumulated net realized losses of $24,120.

Capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer $213,116 of such capital losses.

3.   INVESTMENT TRANSACTIONS

For the year ended December 31, 2005, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $1,938,836 and $4,523,228, respectively.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

4.   TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are supervised under the direction of the Board, which is responsible for the overall management of the Fund. Ladenburg Thalmann Fund Management LLC serves as the Fund’s manager (the “Manager”). Boyar Asset Management, Inc. (the “Adviser”) provides continuous advisory services to the Fund, and Ladenburg Thalmann & Co., Inc. (the “Distributor”) acts as distributor of the Fund’s shares. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. Certain Directors and officers of the Fund are also officers of the Manager, Adviser or GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to a Management Agreement with the Fund, the Manager, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others, including the Adviser.  As compensation for its services and the related expenses borne by the Manager, the Fund pays the Manager a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Pursuant to an Investment Advisory Agreement among the Manager, the Adviser and the Fund, the Adviser agrees to furnish continuous investment advisory services to the Fund.  For these services, the Fund pays the Adviser an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Pursuant to a written contract, the Manager, the Adviser and the Distributor have agreed, until April 30, 2006, to waive a portion of their respective management fee, advisory fee and amounts, if any, payable to the Distributor pursuant to the Fund’s 12b-1 Plan (see below), and the Manager has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed 1.75% per annum of the Fund’s average daily net assets.  During the term of this Agreement, to the extent that Operating Expenses incurred by the Fund in any fiscal year after waiver of advisory fees of the Adviser, management fees of the Manager and fees payable to the Distributor ("Rule 12b-1 fees") exceed 1.75% per annum of the Fund's average daily net assets, such excess amount shall be the liability of the Manager. To the extent Operating Expenses in any fiscal year do not exceed 1.75% per annum of the Fund's average daily net assets, the management fee, advisory fee and Rule 12b-1 fees shall be payable by the Fund in the following order:

o  first, the Distributor shall be entitled to receive the Rule 12b-1 fees up to the amount payable under the Fund's 12b-1 Plan; and

o  thereafter, the Manager and the Adviser shall each be entitled to receive a proportionate amount of their respective management fee and advisory fee up to the amounts payable under the Management Agreement or the Advisory Agreement, as applicable.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

If the Manager, the Adviser or the Distributor waives any fee or reimburses any expense pursuant to this Agreement, and the Fund's Operating Expenses are subsequently less than 1.75% of average daily net assets, the Manager, the Adviser and the Distributor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.75% of average daily net assets. If Fund Operating Expenses subsequently exceed 1.75% per annum of the Fund's average daily net assets, the reimbursements shall be suspended. The Adviser, the Manager and the Distributor may each seek reimbursement only for expenses waived or paid by it during the two fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed hereunder to the extent they were waived or paid after the date of this Agreement (or any similar agreement). This Agreement may be continued from year to year thereafter provided each such continuance is specifically approved by the Fund, the Adviser, the Manager and the Distributor, including with respect to the Fund a majority of the non-interested Directors of the Fund; provided, however, that no party shall be obligated to extend the term of this Agreement. This Agreement shall terminate automatically with respect to the Fund and to the Adviser, the Manager or the Distributor upon the termination of the Advisory Agreement, the Management Agreement or the 12b-1 Plan, respectively.

As of December 31, 2005, the Manager, the Adviser, and the Distributor have the following amounts of waived/reimbursed expenses that may be recovered:

                                       Amount        Expiration Date

                                      $230,284       December 31, 2006

                                      $188,282       December 31, 2007

The Fund has adopted a Shareholder Servicing and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to the Distributor, to provide compensation for ongoing services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. For year ended December 31, 2005, the Distributor received $31,568 from front-end sales charges, of which $3,708 was retained by the principal underwriter or other affiliated broker-dealers.

During the year ended December 31, 2005, Mark Boyar & Co., Inc., a registered broker/dealer and an affiliate of the Fund executed trades on behalf of the Fund.  These trades were cleared through Pershing Investments LLC and Mark Boyar & Co., Inc. received $14,146 in trade commissions, of which Pershing Investments LLC was paid approximately 12.50%.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

Effective July 25, 2005, the Fund entered into separate servicing agreements with Gemini Fund Services, LLC (“GFS”), whereby GFS will provide administrative, fund accounting and transfer agent services to the Fund.    Prior to July 25, 2005, BISYS Fund Services Ohio, Inc. had provided these services.   GFS has its principal office at 450 Wireless Boulevard, Hauppauge, New York 11788. GFS’ compensation for providing such services and necessary personnel is:

Administration.  The Fund pays GFS a basis point fee* in decreasing amounts as Fund assets reach certain breakpoints.  The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly as follows:

-     10 basis points or 0.10% on the first $100 million in net assets

-     8 basis points or 0.08% on the next $150 million in net assets

-     6 basis points or 0.06% on net assets greater than $250 million

* The Fund is subject to a certain annual minimum fee.

Fund Accounting.  Total charges for Fund Accounting services include fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of the Fund for the previous month.  The Fund pays GFS a base annual fee of $24,000 plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

-     2 basis points or 0.02% on net assets of $25 million to $100 million

-     1 basis point or 0.01% on net assets greater than $100 million

Transfer Agent.  For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The Fees are billed monthly as follows:

- The greater of the annual minimum or per account charges.   The annual minimum is $15,000 and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

5.   REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares, including exchanging their shares for shares of another fund, after holding them for less than 60 days. The redemption fee is paid directly to the Fund.  For the year ended December 31, 2005, the Fund assessed $14 in redemption fees. This fee does not apply to shares acquired through reinvestment of dividends and other distributions or shares acquired prior to May 1, 2004.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2005

6.   CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 13, 2005, Ernst and Young, LLP resigned as independent registered public accounting firm of the Fund, and Briggs, Bunting & Dougherty, LLP was selected as the Fund’s new independent registered public accounting firm.  The selection of Briggs, Bunting & Dougherty, LLP was approved by the Fund’s audit committee and by the Fund’s Board of Directors.  Ernst and Young, LLP’s reports on the Fund’s financial statements for the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  During such fiscal year, and through the date of Ernst and Young, LLP’s resignation, there were no disagreements between the Fund and Ernst and Young, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst and Young, LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Boyar Value Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Boyar Value Fund, Inc., including the portfolio of investments, as of December 31, 2005, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets for the year ended December 31, 2004 and the financial highlights for each of the years in the four year period then ended were audited by other auditors whose report dated February 2, 2005 expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers.  Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures.    An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Boyar Value Fund, Inc. as of December 31, 2005, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                                    BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

February 2, 2006

BOYAR VALUE FUND, INC.

EXPENSE EXAMPLES

December 31, 2005 (Unaudited)

As a shareholder of the Boyar Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and redemption fees; (2) ongoing costs, including management fees; distribution and 12b-1 fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Boyar Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Boyar Value Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 – 12/31/05	Expense Ratio During Period ** 7/1/05 – 12/31/05
Actual	$1,000.00	$991.40	$8.78	1.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.38	$8.89	1.75%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**Annualized.

BOYAR VALUE FUND, INC.

SUPPLEMENTAL INFORMATION

December 31, 2005 (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT DIRECTORS IN APPROVING THE MANAGEMENT AGREEMENT AND THE ADVISORY AGREEMENT

At a Board meeting held on December 13, 2005, the Fund’s Board of Directors, including a majority of the Fund’s disinterested Directors, approved the continuation of the Fund’s Investment Advisory Agreement with the Adviser and the Management Agreement with the Manager. Fund counsel summarized the Board’s responsibilities under the 1940 Act with respect to approving the continuance of these agreements, and the material factors that must be considered by the Board, including: 1) the nature and quality of the services provided by the Adviser, the Manager and their affiliates; 2) the cost to the Adviser, the Manager and their affiliates for providing such services, with special attention to profitability (and whether they realize economies of scale); 3) the direct and indirect benefits received by the Adviser or the Manager from their relationship with the Fund; and 4) comparative information as to the management and advisory fees, expense ratios and performance of other similarly situated investment companies and other similar accounts managed by the Adviser.  The Board then reviewed Sarbanes Oxley requirements and other recent Fund governance developments and SEC rulemaking, including required disclosure of the Board’s contract renewal deliberations in shareholder reports, the Statement of Additional Information and proxy statements.

The Board reviewed the Adviser’s responses to a questionnaire regarding the renewal of advisory and management agreements, and the contents of the Adviser’s and the Manager’s most recent Form ADV filings, income statements and balance sheets. It was noted that there had been no material changes in the Adviser’s corporate structure or principle business activities that have occurred or were anticipated to occur, in the future.  It also was noted that, other than the relationship with Ladenburg and the readjustment in ownership of the Manager between Ladenburg and Claymore Securities, there had been no material changes in the Manager’s corporate structure or principle business activities that have occurred or were anticipated to occur, in the future.  The Board discussed the Adviser’s and Manager’s personnel and operations, and noted that the Adviser hired a new analyst.  The Board further noted that the Adviser has an affiliated broker dealer, Mark Boyar & Company, Inc., through which it executes trades for the Fund with competitive rates and execution.

The Board discussed Ladenburg’s personnel and operations, and remarked that Ladenburg also serves as Distributor for the Funds, for which it receives 12b-1 fees.  The Board then reviewed the services provided by the Adviser and the Manager under their respective agreements with the Fund.

The Board reviewed statistical information as provided by Lipper Analytical, Inc. (“Lipper”) and compared Fund fees and expenses to those of a peer group comprised of multi-cap value funds with less than $70 million in assets. The Board noted that the Fund has higher overall expenses than its peers, and relatively high combined management/advisory fees, but stated that many of the peer funds were part of significantly larger fund complexes that could spread fixed costs over a larger asset base.   It was further noted that the Fund’s non-management expenses under the Fund’s prior administrator were higher than those of the current administrator, and that the lower fees would reduce Fund expenses going forward. With respect to profitability, it was noted that the Adviser and the Manager have, since the Fund’s inception, and currently continue to, voluntarily waive fees and reimburse expenses, for an unspecified period subject to their right to discontinue that voluntary practice at any time, in order to keep the Fund’s net total operating expenses (excluding extraordinary expenses and taxes) down to 1.75% of the Fund’s net assets.   It also was noted that, after fee waivers and expense reimbursements, the Adviser and the Manager were able to retain a portion of their respective advisory/management fees.

The Directors then discussed the written materials that were received before the Meeting, as well as the Adviser’s and the Manager’s oral presentations and all other information that the Board received at the Meeting (including Code of Ethics Certifications), and deliberated on the approval of the Investment Advisory and Management Agreement in light of this information.

BOYAR VALUE FUND, INC.

SUPPLEMENTAL INFORMATION (Continued)

December 31, 2005 (Unaudited)

The Independent Directors then met in executive session with Fund counsel.   Upon their return, they noted that they did not identify any single piece of information that was all-important or controlling and instead considered the above and below listed and other factors collectively in light of the Fund’s surrounding circumstances.  The Independent Directors expressed their desire that Mr. Boyar continue to manage the Fund using the same value style that he has consistently applied during his career.  They further noted that given the size of the Fund, none of the Fund nor the Manager or the Adviser in performing their respective services has achieved economies of scale.  The Independent Directors expressed their satisfaction that the Adviser, Manager and Distributor continue to waive fees and, to the extent necessary reimburse the Fund’s expenses as outlined above.  They noted that the Adviser typically charges its other clients an advisory fee greater than the gross advisory fee and much greater than the net advisory fee that the Adviser receives from the Fund.   The Independent Directors noted the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel.  Finally, the Independent Directors stated that they considered the character and amount of other direct and incidental benefits received by the Adviser, the Manager and their affiliates from their association with the Fund.  The Board concluded that potential “fall-out” benefits these entities may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.  Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously concluded that: (a) the terms of the Investment Advisory Agreement and the Management Agreement are fair and reasonable; (b) the Adviser’s and the Manager’s fees are reasonable in light of the services that they will provide to the Fund; and (c) the Fund’s Investment Advisory Agreement and Management Agreement each should continue for a one-year period.

BOYAR VALUE FUND, INC.

SUPPLEMENTAL INFORMATION

December 31, 2005 (Unaudited)

The following table contains basic information regarding the Directors and Officers, respectively, that oversee operations of the Fund.

Name, Contact Address and Age	Position Held with the Fund	Term of Office and Length of Time Served (1)	Principal Occupations During Past 5 Years	Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside the Fund Complex
INTERESTED DIRECTORS:
Mark A. Boyar (2) 35 East 21st Street New York, NY 10010 Age: 63	Chairman	Since Inception	President, Boyar Asset Management, Inc; President, Mark Boyar & Co., Inc.; Manger, Ebbets Field Association LLC; Partner, Boyar G.P. Holdings Ltd.	1	Chairman, Boyar G.P. Holdings Ltd.; Chairman, N.R.M.B. Management, Inc

DISINTERESTED DIRECTORS:
Jay R. Petschek C/O Corsair Capital Management, LLC 350 Madison Ave., 9th Floor New York, NY 10017 Age: 47	Director	Since Inception	Managing Member, Corsair Capital Management, LLC; Vice President, C.E. Unterberg, Towbin; Executive Vice President, Brean Murray & Co., Inc.; Managing Director, Steinberg Asset Management; General Partner, Corsair Capital Partners L.P.	1	Director, Dab-O-Matic Corp., Global Opportunity Partners Ltd., Recognition Media LLC
Henry A. Alpert 3333 New Hyde Park Road Suite 201 New Hyde Park, NY 11042 Age: 58	Director	Since Inception	President, Spartan Petroleum	1	Director, Griffon Corp.
A.F. Pertrocelli C/O United Capital Corp. 9 Park Place, 4th Floor Great Neck, NY 11021 Age: 62	Director	Since Inception	Chairman, President and CEO, United Capital Corp., Chairman, President and CEO, Prime Hospitality Corp.	1	Director, Philips International Realty Corp., Nathan’s Famous, Inc., Prime Hospitality Corp., United Capital Corp.
Richard Finkelstein 1000 Clint Moore Rd. Suite 110 Boca Raton, FL 33487 Age: 56	Director	Since Inception	President, Kenco Communities	1	None
OFFICERS:
Michael J. Wagner 450 Wireless Blvd. Hauppauge, NY 11788 Age: 54	President	July 2005 - present	President and Chief Operating Officer, Gemini Fund Services, LLC (2004 - Present); Sr. V.P., Gemini Fund Services, LLC (1998-2003).	N/A	None
Andrew B. Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Age: 36	Treasurer	July 2005 - present

President, Fund Compliance Services, LLC (2004 - Present); President, GemCom, LLC (2004-Present); Director of Administration, Gemini Fund Services, LLC (2001 - Present); Vice President, JP Morgan Chase & Co. (1998 - 2001).

				N/A	None
Emile R. Molineaux 450 Wireless Blvd. Hauppauge, NY 11788 Age: 42	Secretary	July 2005 - present	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Vice President, Fund Compliance Services, LLC; (2003 - Present); In-house Counsel, The Dreyfus Funds (1999 - 2003)	N/A	None
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Age: 36	Assistant Treasurer	July 2005 - present	Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - Present); Vice-President, GemCom, LLC (2004 - Present); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).	N/A	None

(1) Each Director is elected to serve in accordance with the Articles of the Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.

(2) Mr. Boyar is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because of his relationship with Boyar Asset Management, Inc.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-266-5566 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-266-5566.

FUND MANAGER

Ladenburg Thalmann Fund Management, LLC

590 Madison Avenue

New York, New York 10022

INVESTMENT ADVISER

Boyar Asset Management, Inc.

35 East 21st Street

New York, New York 10010

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)         As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)         Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)         Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)         Compliance with applicable governmental laws, rules, and regulations;

(4)         The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)         Accountability for adherence to the code.

(c)         Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)         Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii  The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)         Audit Fees

            2004 - $14,000

2005 - $13,000

(b)         Audit-Related Fees

            2004 - None

2005 - None

(c)         Tax Fees

2004 – $1,800

2005 – $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)         All Other Fees

2004 - None

2005 - None

 (e)        (1)         Audit Committee’s Pre-Approval Policies

  The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)         Percentages of Services Approved by the Audit Committee

                                                 2004                   2005

                        Audit-Related Fees:       0.00%                0.00%

Tax Fees:                      0.00%                0.00%

All Other Fees:              0.00%                0.00%

(f)          During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)         The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                           2004 - $1,800

                           2005 - $2,000

(h)         The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

(a)         Based on an evaluation of the registrant’s disclosure controls and procedures as of December 31, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)         There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of Ethics filed herewith.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                     The Boyar Value Fund, Inc.

By (Signature and Title)

*                                      /s/ Michael J. Wagner

                                        Michael J. Wagner, President

Date                                             3/08/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*            /s/ Andrew B. Rogers

Andrew B. Rogers, Treasurer

Date                                             3/08/06

By (Signature and Title)

*            /s/ Michael J. Wagner

Michael J. Wagner, President

Date                                             3/08/06

* Print the name and title of each signing officer under his or her signature.